UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On August 13, 2024, Inspirato Incorporated (the “Company”) issued a press release, sent an email to its members, and sent two emails to its employees, in each case announcing the execution on August 12, 2024 of an investment agreement (the “Investment Agreement”) with One Planet Group LLC, a Delaware limited liability company (the “Purchaser”), relating to the issuance and sale to the Purchaser of shares of Class A common stock of the Company, a warrant to purchase shares of Class A common stock, and an option to acquire an additional number of shares of Class A common stock. Copies of the press release, the email to the Company’s members, and the two emails to the Company’s employees are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, and Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. To the extent that information pertaining to the transactions contemplated by the Investment Agreement (collectively, the “Transactions”) contained in Exhibits 99.1, 99.2, 99.3 and 99.4 constitutes soliciting material pursuant to Rule 14a-12 under the Exchange Act, such information shall only be deemed filed pursuant to such rule.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “intend,” “target,” or the negative of these words or other similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to consummate the Transactions and satisfy applicable closing conditions, including the receipt of its stockholders’ approval at a special meeting of stockholders (the “Special Meeting”) of a proposal to authorize the issuance of certain shares of Class A common stock of the Company issuable pursuant to the Investment Agreement, to the extent such approval is required under the rules of the Nasdaq Stock Market LLC (such proposal, the “Nasdaq Proposal”). The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in the Company’s plans or assumptions, that could cause actual results to differ materially from those projected. These risks include the risk of the Company’s stockholders not approving the Transactions, the occurrence of any event, change or other circumstances that could result in the Investment Agreement being terminated or the Transactions not being completed on the terms reflected in the Investment Agreement, or at all, and uncertainties as to the timing of the consummation of the Transactions; the ability of each party to consummate the Transactions; and other risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2024. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

The Company, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the Special Meeting to approve the Nasdaq Proposal. The Company plans to file a proxy statement (the “Special Meeting Proxy Statement”) with the SEC in connection with the solicitation of proxies for the Special Meeting. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Special Meeting Proxy Statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s proxy statement for its 2024 annual meeting of stockholders (the “2024 Proxy Statement”). To the extent that such participants’ holdings of the Company’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Special Meeting Proxy Statement with the SEC, the Company will mail the definitive Special Meeting Proxy Statement and related proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of the Company’s definitive Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Special Meeting will also be available, free of charge, at the Company’s investor relations website (https://investor.inspirato.com/) or by writing to the Company at Inspirato Incorporated, 1544 Wazee Street, Denver, Colorado 80202, Attention: Investor Relations.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of August 12, 2024
99.2	Email to Inspirato Members, dated as of August 12, 2024
99.3	Email to Inspirato Employees from President David Kallery, dated as of August 12, 2024
99.4	Email to Inspirato Employees from CEO and Chairman Payam Zamani, dated as of August 12, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024

INSPIRATO INCORPORATED

By:	/s/ Robert Kaiden
	Name:	Robert Kaiden
	Title:	Chief Financial Officer

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